UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2021

CHENIERE ENERGY, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-16383	95-4352386
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Milam Street, Suite 1900 Houston, Texas 77002
(Address of principal executive offices) (Zip Code)

(713) 375-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities	registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.003	LNG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

Item 8.01	Other Events.

Seventh Supplemental Indenture

In a press release issued on September 27, 2021, Cheniere Energy Partners, L.P. (the “Partnership”), a subsidiary of Cheniere Energy, Inc. (“CEI”), announced the early results of its previously announced cash tender offer (the “Tender Offer”) to purchase any and all of the 5.625% Senior Notes due 2026 (the “Notes”), subject to certain terms and conditions set forth in the Offer to Purchase and Solicitation of Consents dated September 27, 2021 (the “Statement”), market conditions and other factors. In connection with the early settlement of the Tender Offer and the previously announced solicitation of consents as set forth in the Statement, the Partnership entered into a supplemental indenture, dated September 27, 2021 (the “Seventh Supplemental Indenture”) to the indenture, dated as of September 18, 2017 (the “Base Indenture”), by and among the Partnership, the guarantors named therein, and The Bank of New York Mellon, as Trustee under the indenture, to reduce the notice requirements for optional redemption of the Notes from 30 days to two business days.

The foregoing description of the Seventh Supplemental Indenture is qualified in its entirety by reference to the full text of the Seventh Supplemental Indenture, which is filed as Exhibit 4.1 hereto and is incorporated by reference herein. The foregoing description of the Base Indenture is qualified in its entirety by reference to the full text of the Base Indenture, which is incorporated by reference herein. A copy of the Base Indenture was filed as Exhibit 4.1 to the Current Report dated September 18, 2017, filed by the Partnership on Form 8-K. Any capitalized terms used herein and not otherwise defined have the meaning ascribed to them in the Notes Indenture.

This Current Report on Form 8-K does not constitute an offer to purchase, or a solicitation of an offer to sell, the Notes and it shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1*	Seventh Supplemental Indenture, dated as of September 27, 2021, among Cheniere Energy Partners, L.P., the guarantors party thereto and The Bank of New York Mellon, as Trustee under the Indenture (incorporated by reference to Exhibit 4.1 to Cheniere Energy Partners, L.P.’s Current Report on Form 8-K (SEC File No. 001-33366), filed on October 1, 2021).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Dated: October 1, 2021	By:	/s/ Zach Davis
	Name:	Zach Davis
	Title:	Senior Vice President and Chief Financial Officer